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                                                                    EXHIBIT 99.4



                        CONSENT OF PROSPECTIVE DIRECTOR



     The undersigned consents to being named as a prospective director of Timberland Growth Corporation, a Delaware corporation (the "Company"), in the Registration Statement on Form S-11 to be filed by the Company with the Securities and Exchange Commission, and to the filing of this consent as an exhibit to such Registration Statement.


Dated:  February 6, 1998



                                           /s/ WILL M. STOREY
                                      ----------------------------
                                         Will M. Storey